MERRILL LYNCH
CONNECTICUT
MUNICIPAL
BOND FUND






FUND LOGO






Annual Report

July 31, 1995






Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863








This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.








Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011






TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
Since the Fund's inception on July 1, 1994, our portfolio strategy has concentrated on sustaining an attractive level of tax-exempt income by emphasizing the acquisition of high-quality, current-coupon income-oriented issues. During the 12 months ended July 31, 1995, there were two entirely different market environments. The Bond Buyer Revenue Bond Index was at 6.50% in July 1994, rose to a high of 7.27% by December 1994 and fell to 6.21% in July 1995. During the first six months of 1995, we had a cautious approach to the market. Nevertheless, market turbulence created a number of buying opportunities, and our approach involved selective buying during pronounced weakness. We also had the need to respond to an astonishing decrease in new-issue supply of over 58% of Connecticut municipal securities. During the past six months, our investment strategy reflected our decidedly more optimistic view toward the municipal bond market. As a consequence, we kept the Fund fully invested and kept cash reserves at a minimum. This investment approach allowed the Fund to benefit from the municipal bond market's rebound that occurred during the last half of the fiscal year. The result of these strategies has been a positive total return and a competitive current yield for our shareholders.

Looking ahead, we expect the Fund's investment strategy to continue to involve investing new assets in high-quality, current-coupon securities that are presently reflected in the 95% of the portfolio rated A or better by at least one of the major rating agencies.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager




August 29, 1995






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Recent Performance Results," "Total Return Based on a $10,000 Investment" and "Aggregate Total Return" tables below and on page 4. The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception (October 21,
1994) and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                12 Month    3 Month
                                               7/31/95   4/30/95   7/31/94++    % Change++  % Change
Class A Shares*                                 $10.23    $10.08    $10.22       +0.10%     +1.49%
Class B Shares*                                  10.23     10.08     10.22       +0.10      +1.49
Class C Shares*                                  10.24     10.09      9.82       +4.28      +1.49
Class D Shares*                                  10.23     10.08      9.82       +4.18      +1.49
Class A Shares--Total Return*                                                    +6.30(1)   +2.98(2)
Class B Shares--Total Return*                                                    +5.77(3)   +2.85(4)
Class C Shares--Total Return*                                                    +8.79(5)   +2.82(6)
Class D Shares--Total Return*                                                    +9.10(7)   +2.95(8)
Class A Shares--Standardized 30-day Yield         5.62%
Class B Shares--Standardized 30-day Yield         5.34%
Class C Shares--Standardized 30-day Yield         5.24%
Class D Shares--Standardized 30-day Yield         5.52%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.601 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.150 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.550 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.414 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.452 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.148 per share ordinary income dividends.


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment--Class A Shares* and
Class B Shares*

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                          7/1/94**       7/31/95

ML Connecticut Municipal Bond Fund--
Class A Shares                             $ 9,600        $10,478

ML Connecicut Municipal Bond Fund--
Class B Shares++                           $10,000        $10,556

Lehman Brothers Municipal Bond Index++++   $10,000        $10,984

[FN]
   *Assuming maximum sales chharge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Connecticut Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Connecticut, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.



Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (7/1/94)
through 6/30/95                            +8.55%         +4.21%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Inception (7/1/94) through 6/30/95         +8.01%         +4.01%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.





Total Return Based on a $10,000 Investment--Class C Shares* and
Class D Shares*


A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                          10/21/94**     7/31/95

ML Connecticut Municipal Bond Fund--
Class C Shares++                           $10,000        $10,779

ML Connecticut Municipal Bond Fund--
Class D Shares++                           $ 9,600        $10,474

Lehman Brothers Municipal Bond Index++++   $10,000        $11,107

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Connecticut Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Connecticut, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.



Aggregate Total Return

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +8.14%         +7.14%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95       +8.51%         +4.17%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P      Moody's       Face                                                                                       Value
Ratings  Ratings      Amount                             Issue                                                  (Note 1a)

Connecticut--87.4%
AA+      Aa          $1,000   Connecticut State Clean Water Fund Revenue Bonds, 5.80% due 6/01/2016              $   990

AAA      Aaa          1,000   Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                              6.60% due 6/15/2014 (b)                                                              1,060

NR*      VMIG1++        300   Connecticut State Development Authority, Health Care Revenue Bonds
                              (Independent Living Project), VRDN, 3.70% due 7/01/2015 (a)                            300

                              Connecticut State Development Authority, PCR, Refunding (Connecticut
                              Light & Power Co. Project), VRDN (a):
A1+      VMIG1++        400     Series A, 3.85% due 9/01/2028                                                        400
A1+      VMIG1++        200     Series B, AMT, 3.95% due 9/01/2028                                                   200

AA-      A1           1,380   Connecticut State Development Authority Revenue Bonds (General Fund),
                              Series A, 6.375% due 10/15/2024                                                      1,430

AAA      Aaa          1,500   Connecticut State Development Authority, Solid Waste Disposal Facilities
                              Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025                           1,610

                              Connecticut State Development Authority, Water Facilities, Revenue
                              Refunding Bonds:
AAA      Aaa          1,000     (Bridgeport Hydraulic Co.), Series A, 6.05% due 3/01/2029 (b)                        993
AAA      Aaa          1,150     (The Connecticut Water Company Project), AMT, Series A, 5.75% due
                                7/01/2028 (d)                                                                      1,081
A+       NR*            500     (Stamford Water Company Project), 5.30% due 9/01/2028                                434

A1       VMIG1++        200   Connecticut State Economic Recovery Notes, VRDN, Series B, 3.75%
                              due 6/01/1996 (a)                                                                      200

                              Connecticut State Health and Educational Facilities Authority
                              Revenue Bonds:
AAA      Aaa          1,000     (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                          1,052
AAA      Aaa          2,000     (Choate Rosemary Hall), Series A, 7% due 7/01/2025 (b)                             2,186
NR*      Baa1           500     (Griffin Hospital), Series A, 5.75% due 7/01/2023                                    409
AAA      Aaa          1,000     (Loomis Chaffee School Project), Series B, 6% due 7/01/2025 (b)                      985
AAA      Aaa          1,400     (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                 1,427
AA-      A1           2,000     (Nursing Home Program), 7.125% due 11/01/2024                                      2,214
AAA      Aaa            900     Refunding (Trinity College), Series D, 6.125% due 7/01/2024 (c)                      906
AAA      Aaa          1,450     (Yale-New Haven Hospital), Series G, 6.50% due 7/01/2012 (b)                       1,514
AAA      Aaa            800     (Yale University), 5.928% due 6/10/2030                                              785

                              Connecticut State HFA Revenue Bonds (Housing Mortgage Finance Program):
AA       Aa           1,000     AMT, Series A, Sub-Series A-2, 6.45% due 5/15/2022                                   992
AA       Aa           1,000     AMT, Series A, Sub-Series A-2, 6.50% due 5/15/2027                                   998
AA       Aa           1,500     AMT, Series D, Sub-Series D-2, 6.90% due 5/15/2020                                 1,545
AA       Aa           2,500     Series B, 6.75% due 11/15/2023                                                     2,585
AAA      Aaa          2,500     Series B, 6.75% due 11/15/2023 (b)                                                 2,603



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's       Face                                                                                       Value
Ratings  Ratings      Amount                             Issue                                                  (Note 1a)

Connecticut (concluded)
NR*      A1          $  795   Connecticut State Higher Education, Supplemental Loan Authority
                              Revenue Bonds (Family Education Loan Program), AMT, Series A, 6.40%
                              due 11/15/2014                                                                     $   816

NR*      NR*          1,000   Connecticut State Regional Learning Educational Service Center
                              Revenue Bonds (Office/Education Center Facilities), 7.75% due 2/01/2015              1,037

AA-      Baa1         1,000   Connecticut State Resource Recovery Authority, Revenue Refunding Bonds
                              (American Refuse Fuel), AMT, Series A, 8% due 11/15/2015                             1,106

                              Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                              Infrastructure), Series A (c):
AAA      Aaa            765     5.60% due 6/01/2013                                                                  748
AAA      Aaa          1,000     5.60% due 6/01/2015                                                                  965

AAA      Aaa          1,500   South Central Connecticut, Regulation Water Authority, Water System
                              Revenue Bonds, 11th Series, 5.75% due 8/01/2012 (c)                                  1,506

Puerto Rico--11.0%

                              Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Highway Revenue Bonds:
A        Baa1         1,000     Refunding, Series X, 5.50% due 7/01/2015                                             944
A        Baa1         1,000     Series W, 5.50% due 7/01/2015                                                        937

AAA      Aaa            900   Puerto Rico Housing, Banking and Finance Agency, S/F Mortgage Revenue
                              Bonds (Affordable Housing Mortgage-Portfolio I), AMT, 6.25% due 4/01/2029              899

AA       Aa3          1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        1,622

Total Investments (Cost--$37,773)--98.4%                                                                          39,479

Other Assets Less Liabilities--1.6%                                                                                  652
                                                                                                                 -------
Net Assets--100.0%                                                                                               $40,131
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)MBIA Insured.
(c)FGIC Insured.
(d)AMBAC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$37,773,123) (Note 1a)                           $39,478,727
                    Cash                                                                                          54,571
                    Receivables:
                      Interest                                                              $   466,736
                      Beneficial interest sold                                                  114,485
                      Investment adviser (Note 2)                                                55,367          636,588
                                                                                            -----------
                    Deferred organization expenses (Note 1e)                                                      28,648
                    Prepaid registration fees and other assets (Note 1e)                                          15,001
                                                                                                             -----------
                    Total assets                                                                              40,213,535
                                                                                                             -----------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        41,798
                      Distributor (Note 2)                                                       12,418           54,216
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        28,187
                                                                                                             -----------
                    Total liabilities                                                                             82,403
                                                                                                             -----------

Net Assets:         Net assets                                                                               $40,131,132
                                                                                                             ===========

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                    $    77,967
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        295,707
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          8,007
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         10,431
                    Paid-in capital in excess of par                                                          38,767,964
                    Accumulated realized capital losses on investments--net (Note 5)                           (734,548)
                    Unrealized appreciation on investments--net                                                1,705,604
                                                                                                             -----------
                    Net assets                                                                               $40,131,132
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $7,979,518 and 779,666 shares
                    of beneficial interest outstanding                                                       $     10.23
                                                                                                             ===========
                    Class B--Based on net assets of $30,264,531 and 2,957,066 shares
                    of beneficial interest outstanding                                                       $     10.23
                                                                                                             ===========
                    Class C--Based on net assets of $819,742 and 80,073 shares
                    of beneficial interest outstanding                                                       $     10.24
                                                                                                             ===========
                    Class D--Based on net assets of $1,067,341 and 104,307 shares
                    of beneficial interest outstanding                                                       $     10.23
                                                                                                             ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                 $ 2,099,955
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   189,526
                    Account maintenance and distribution fees--Class B (Note 2)                 128,965
                    Printing and shareholder reports                                             92,438
                    Professional fees                                                            43,914
                    Accounting services (Note 2)                                                 41,674
                    Transfer agent fees--Class B (Note 2)                                        11,457
                    Registration fees (Note 1e)                                                  10,220
                    Amortization of organization expenses (Note 1e)                               7,312
                    Custodian fees                                                                4,218
                    Pricing fees                                                                  4,212
                    Transfer agent fees--Class A (Note 2)                                         2,933
                    Account maintenance and distribution fees--Class C (Note 2)                   2,335
                    Trustees' fees and expenses                                                   1,520
                    Account maintenance fees--Class D (Note 2)                                      607
                    Transfer agent fees--Class D (Note 2)                                           222
                    Transfer agent fees--Class C (Note 2)                                           174
                    Other                                                                         2,280
                                                                                            -----------
                    Total expenses before reimbursement                                         544,007
                    Reimbursement of expenses (Note 2)                                         (384,358)
                                                                                            -----------
                    Total expenses after reimbursement                                                           159,649
                                                                                                             -----------
                    Investment income--net                                                                     1,940,306
                                                                                                             -----------

Realized &          Realized loss on investments--net                                                           (733,977)
Unrealized          Change in unrealized appreciation on investments--net                                      1,220,984
Gain (Loss)                                                                                                  -----------
on Investments      Net Increase in Net Assets Resulting from Operations                                     $ 2,427,313
--Net (Notes 1b,                                                                                             ===========
1d & 3):

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                                               For the
                                                                                                                Period
                                                                                           For the Year     July 1, 1994++
                                                                                              Ended          to July 31,
Increase (Decrease) in Net Assets:                                                        July 31, 1995          1994
Operations:         Investment income--net                                                  $ 1,940,306      $    84,724
                    Realized gain (loss) on investments--net                                   (733,977)           5,752
                    Change in unrealized appreciation on investments--net                     1,220,984          484,620
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      2,427,313          575,096
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (461,871)         (26,747)
Shareholders          Class B                                                                (1,421,132)         (57,977)
(Note 1f):            Class C                                                                   (21,114)              --
                      Class D                                                                   (36,189)              --
                    Realized gain on investments--net:
                      Class A                                                                    (1,473)              --
                      Class B                                                                    (4,654)              --
                      Class C                                                                       (67)              --
                      Class D                                                                      (129)              --
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (1,946,629)         (84,724)
                                                                                            -----------      -----------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                    16,204,480       22,855,596
Transactions                                                                                -----------      -----------
(Note 4):

Net Assets:         Total increase in net assets                                             16,685,164       23,345,968
                    Beginning of period                                                      23,445,968          100,000
                                                                                            -----------      -----------
                    End of period                                                           $40,131,132      $23,445,968
                                                                                            ===========      ===========

                  ++Commencement of Operations.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                   Class A                Class B
                                                                                         For the                For the
                                                                              For the     Period     For the     Period
The following per share data and ratios have been derived                       Year     July 1,       Year     July 1,
from information provided in the financial statements.                         Ended    1994++ to     Ended    1994++ to
                                                                              July 31,   July 31,    July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1995       1994
Per Share           Net asset value, beginning of period                       $ 10.22    $ 10.00     $ 10.22    $ 10.00
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .60        .05         .55        .04
                    Realized and unrealized gain on investments--net               .01        .22         .01        .22
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .61        .27         .56        .26
                                                                               -------    -------     -------    -------
                    Less dividends and distributions:
                      Investment income--net                                      (.60)      (.05)       (.55)      (.04)
                      Realized gain on investments--net                             --++++     --          --++++     --
                                                                               -------    -------     -------    -------
                    Total dividends and distributions                             (.60)      (.05)       (.55)      (.04)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $ 10.23    $ 10.22     $ 10.23    $ 10.22
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           6.30%      2.68%+++    5.77%      2.64%+++
Return:**                                                                      =======    =======     =======    =======


Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                    .07%       .00%        .08%       .00%
Net Assets:                                                                    =======    =======     =======    =======
                    Expenses, net of reimbursement                                .07%       .00%        .58%       .50%*
                                                                               =======    =======     =======    =======
                    Expenses                                                     1.19%      1.54%*      1.70%      2.04%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       6.02%      5.48%*      5.51%      5.00%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $ 7,979    $ 6,557     $30,265    $16,889
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                          60.99%      3.07%      60.99%      3.07%
                                                                               =======    =======     =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                         For the Period
from information provided in the financial statements.                                        October 21, 1994++ to
                                                                                                  July 31, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C         Class D
Per Share           Net asset value, beginning of period                                    $      9.82      $      9.82
Operating                                                                                   -----------      -----------
Performance:        Investment income--net                                                          .42              .46
                    Realized and unrealized gain on investments--net                                .42              .41
                                                                                            -----------      -----------
                    Total from investment operations                                                .84              .87
                                                                                            -----------      -----------
                    Less dividends and distributions:
                      Investment income--net                                                       (.42)            (.46)
                      Realized gain on investments--net                                              --++++           --++++
                                                                                            -----------      -----------
                    Total dividends and distributions                                              (.42)            (.46)
                                                                                            -----------      -----------
                    Net asset value, end of period                                          $     10.24      $     10.23
                                                                                            ===========      ===========

Total Investment    Based on net asset value per share                                            8.79%+++         9.10%+++
Return:**                                                                                   ===========      ===========


Ratios to           Expenses, excluding account maintenance and distribution
Average             fees and net of reimbursement                                                  .14%*            .12%*
Net Assets:                                                                                 ===========      ===========
                    Expenses, net of reimbursement                                                 .74%*            .22%*
                                                                                            ===========      ===========
                    Expenses                                                                      1.77%*           1.27%*
                                                                                            ===========      ===========
                    Investment income--net                                                        5.43%*           5.96%*
                                                                                            ===========      ===========

Supplemental        Net assets, end of period (in thousands)                                $       820      $     1,067
Data:                                                                                       ===========      ===========
                    Portfolio turnover                                                           60.99%           60.99%
                                                                                            ===========      ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits andEmaintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agreesEto receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent of the Fund's expenses (excluding interest taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. For the period ended July 31, 1995, FAM earned fees of $189,526, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $194,832.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $2,775        $28,749
Class D                                $1,479        $18,540


For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $35,238 and $7 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $34,168,671 and $19,023,920, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments            $   (510,080)  $  1,705,604
Short-term investments                 (4,375)            --
Financial futures contracts          (219,522)            --
                                 ------------   ------------
Total                            $   (733,977)  $  1,705,604
                                 ============   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,705,604 of which $1,763,029 related to appreciated securities and $57,425 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $37,773,123.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $16,204,480 and $22,855,596 for the year ended July 31, 1995 and the period ended July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           209,452   $  2,077,114
Shares issued to share-
holders in reinvestment
of dividends & distributions           29,893        297,919
                                 ------------   ------------
Total issued                          239,345      2,375,033
Shares redeemed                      (101,176)    (1,024,995)
                                 ------------   ------------
Net increase                          138,169   $  1,350,038
                                 ============   ============



Class A Shares for the Period                       Dollar
July 1, 1994++ to July 31, 1994       Shares        Amount

Shares sold                           635,204   $  6,356,790
Shares issued to share-
holders in reinvestment
of dividends                            1,293         13,068
                                 ------------   ------------
Net increase                          636,497   $  6,369,858
                                 ============   ============

++Prior to July 1, 1994 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,748,461   $ 17,443,829
Shares issued to share-
holders in reinvestment of
dividends & distributions              98,302        980,903
                                 ------------   ------------
Total issued                        1,846,763     18,424,732
Shares redeemed                      (541,908)    (5,365,859)
                                 ------------   ------------
Net increase                        1,304,855   $ 13,058,873
                                 ============   ============


Class B Shares For the Period                       Dollar
July 1, 1994++ to July 31, 1994       Shares        Amount

Shares sold                         1,702,575   $ 17,045,224
Shares issued to shareholders
in reinvestment of dividends            2,852         28,836
                                 ------------   ------------
Total issued                        1,705,427     17,074,060
Shares redeemed                       (58,216)      (588,322)
                                 ------------   ------------
Net increase                        1,647,211   $ 16,485,738
                                 ============   ============

++Prior to July 1, 1994 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.


Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            86,725   $    857,547
Shares issued to share-
holders in reinvestment of
dividends & distributions                 885          8,941
                                 ------------   ------------
Total issued                           87,610        866,488
Shares redeemed                        (7,537)       (76,804)
                                 ------------   ------------
Net increase                           80,073   $    789,684
                                 ============   ============

++Commencement of Operations.


Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           109,791   $  1,061,351
Shares issued to share-
holders in reinvestment of
dividends & distributions                 960          9,053
                                 ------------   ------------
Total issued                          110,751      1,070,404
Shares redeemed                        (6,444)       (64,519)
                                 ------------   ------------
Net increase                          104,307   $  1,005,885
                                 ============   ============

++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $62,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets, and the financial highlights for the year then ended and the period July 1, 1994 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 29, 1995




IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Connecticut Municipal Bond Fund during its taxable period ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund distributed short-term capital gains of $.001866 per share to shareholders of record as of December 20, 1994. There were no long-term capital gains distributed during the year.

Please retain this information for your records.